Exhibit 99.1

Alpha Capital Acquisition Company Shareholders Approve Proposed Merger Transaction with Semantix

Transaction Expected to Close on August 3rd, 2022

NEW YORK – August 2, 2022 – Alpha Capital Acquisition Company (NASDAQ: ASPC), a special purpose acquisition company (“SPAC”) focused on technology in Latin America, today announced that Alpha Capital’s shareholders voted to approve its proposed business combination with Semantix, Latin America’s first fully integrated data platform and Brazil’s first deep tech company to be listed at Nasdaq.

The vast majority of the votes cast at the meeting voted to approve the transaction.

The business combination is scheduled to close on August 3, 2022 and the post-closing company will be renamed “Semantix, Inc.” The common stock and warrants of the combined company are set to begin trading on Nasdaq on August 4, 2022 under the new ticker symbols, “STIX” and “STIXW”, respectively.

The formal results of the vote will be included in a Current Report on Form 8-K to be filed by Alpha Capital Acquisition Company with the Securities and Exchange Commission.

About Semantix

Semantix is Latin America’s first fully integrated data software platform. Semantix has more than 300 clients with operations in approximately 15 countries using Semantix’s software and services to enhance their businesses. The company was founded in 2010 by CEO Leonardo Santos. For more information, visit www.semantix.ai.

About Alpha Capital Acquisition Company

Alpha Capital (Nasdaq: ASPC) is a special purpose acquisition company (“SPAC”) that has planned to combine its business with a Latin American-focused technology company since its $230 million initial public offering on Nasdaq in February 2021. The firm’s founders and sponsors are Alec Oxenford, CEO and Chairman, and Rafael Steinhauser, President and Director. The company’s co-sponsors include Innova Capital, FJ Labs and Dr. Irwin Jacobs. For more information, visit alpha-capital.io.

Forward-Looking Statements

This press release contains statements that constitute “forward-looking statements,” including with respect to the proposed Business Combination. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. No assurance can be given that the Business Combination discussed above will be completed on the terms described, or at all. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Semantix’s and Alpha Capital’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Semantix and Alpha Capital. These forward-looking statements are subject to a number of risks and uncertainties, including those factors discussed in Alpha Capital’s proxy statement / prospectus that forms a part of the Registration Statement on Form F-4 (Reg. No. 333-262552), filed with the SEC on July 11, 2022 under the heading “Risk Factors,” and other documents of Alpha Capital has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Alpha Capital nor Semantix presently know or that Alpha Capital nor Semantix currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Alpha Capital’s and Semantix’s expectations, plans or forecasts of future events and views as of the date of this press release. Alpha Capital and Semantix anticipate that subsequent events and developments will cause Alpha Capital’s or Semantix’s assessments to change. However, while Alpha Capital and Semantix may elect to update these forward-looking statements at some point in the future, Alpha Capital and Semantix specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Alpha Capital’s or Semantix’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

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Contacts

Semantix

ir@semantix.ai

Semantix@icrinc.com